Exhibit 10.29

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 14, 2014 (the “Agreement”) is entered into among Joy Global Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders, Bank of America, N.A., as Administrative Agent, a Swing Line Lender and an L/C Issuer and JPMorgan Chase Bank, N.A., as a Swing Line Lender and an L/C Issuer have entered into that certain Second Amended and Restated Credit Agreement dated as of July 29, 2014 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement as described below;

WHEREAS, the Borrower has received a subpoena from the SEC seeking information concerning the Borrower’s acquisition of International Mining Machinery Holdings Ltd. in 2012 and related accounting matters (the “SEC Investigation”);

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment. Effective as of September 1, 2014, Section 7.02(f) of the Credit Agreement is hereby amended to read as follows:

f.    [Reserved]; and

2.    Condition Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

3.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c)    The Borrower and the Guarantors hereby represent and warrant as follows:
(i)    Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(ii)    This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(iii)    No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement.
(d)    The Loan Parties represent and warrant to the Lenders that (i) after giving effect to this Agreement, the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, (ii) the Loan Parties do not, as of the date hereof, anticipate that the SEC Investigation will have a Material Adverse Effect and (iii) after giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                JOY GLOBAL INC.,
a Delaware corporation
By:
Name: Barbara G. Bolens
Title: Vice President & Treasurer
GUARANTORS:            JOY GLOBAL UNDERGROUND MINING LLC,
a Delaware limited liability company
By:
Name: Kenneth J. Stark
Title: Treasurer
JOY GLOBAL SURFACE MINING INC,
a Delaware corporation
By:
Name: Kenneth J. Stark
Title: Treasurer
N.E.S. INVESTMENT CO.,
a Delaware corporation
By:
Name: Kenneth J. Stark
Title: Treasurer
JOY GLOBAL CONVEYORS INC.,
a Delaware corporation
By:
Name: Kenneth J. Stark
Title: Treasurer

JOY GLOBAL LONGVIEW OPERATIONS LLC
a Texas limited liability company
By:
Name: Kenneth J. Stark
Title: Treasurer

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:
Name:
Title:

__________________________,
as a Lender

By:
Name:
Title: